Exhibit 99.1

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-3

Final Pool as of the Cutoff Date

8/5/2015

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$604,376,532.84	$665,623,336.15	$1,269,999,868.99
Number of Automobile Loan Contracts	26,316	42,202	68,518
Percent of Aggregate Principal Balance	47.59%	52.41%	100.00%
Average Principal Balance	$22,966.12	$15,772.32	$18,535.27
Range of Principal Balances	($290.85 to $84,956.11)	($255.40 to $84,926.15)	($255.40 to $84,956.11)
Weighted Average APR (1)	10.65%	14.48%	12.66%
Range of APRs	(2.00% to 25.20%)	(2.00% to 28.40%)	(2.00% to 28.40%)
Weighted Average Remaining Term	65	62	64
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )	(3 to 72 months )
Weighted Average Original Term	72	70	71
Range of Original Terms	(24 to 72 months )	(24 to 72 months )	(24 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	9.35%
	215-224	10.45%	Less than 540	25.85%
	225-244	32.41%	540-599	46.80%
	245-259	23.86%	600-659	25.54%
	260 and greater	23.93%	660 and greater	1.82%

Weighted Average Score	244		571

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-3

Final Pool as of the Cutoff Date

8/5/2015

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
2.000% to 2.999%	14,757,390.43	1.16%	549	0.80%
3.000% to 3.999%	27,418,699.54	2.16%	1,016	1.48%
4.000% to 4.999%	26,625,089.92	2.10%	933	1.36%
5.000% to 5.999%	23,161,796.82	1.82%	805	1.17%
6.000% to 6.999%	63,324,214.30	4.99%	2,210	3.23%
7.000% to 7.999%	67,649,065.23	5.33%	2,546	3.72%
8.000% to 8.999%	59,869,924.63	4.71%	2,406	3.51%
9.000% to 9.999%	87,398,748.66	6.88%	4,067	5.94%
10.000% to 10.999%	90,483,626.28	7.12%	4,339	6.33%
11.000% to 11.999%	134,935,507.17	10.62%	6,691	9.77%
12.000% to 12.999%	100,529,712.39	7.92%	5,389	7.87%
13.000% to 13.999%	94,236,879.75	7.42%	5,420	7.91%
14.000% to 14.999%	91,097,719.76	7.17%	5,431	7.93%
15.000% to 15.999%	83,499,985.45	6.57%	5,133	7.49%
16.000% to 16.999%	78,069,927.78	6.15%	5,076	7.41%
17.000% to 17.999%	69,394,624.35	5.46%	4,617	6.74%
18.000% to 18.999%	70,895,494.06	5.58%	4,999	7.30%
19.000% to 19.999%	32,150,392.51	2.53%	2,413	3.52%
20.000% to 20.999%	25,444,663.69	2.00%	1,964	2.87%
21.000% to 21.999%	14,133,384.98	1.11%	1,202	1.75%
22.000% to 22.999%	7,131,935.62	0.56%	617	0.90%
23.000% to 23.999%	4,678,755.30	0.37%	420	0.61%
24.000% to 24.999%	2,280,974.91	0.18%	201	0.29%
25.000% to 25.999%	614,938.50	0.05%	55	0.08%
26.000% to 26.999%	152,498.62	0.01%	13	0.02%
27.000% to 27.999%	55,138.43	0.00%	5	0.01%
28.000% to 28.999%	8,779.91	0.00%	1	0.00%

TOTAL	$1,269,999,868.99	100.00%	68,518	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-3

Final Pool as of the Cutoff Date

8/5/2015

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$24,364,213.25	1.92%	1,235	1.80%
Alaska	1,780,633.32	0.14%	86	0.13%
Arizona	27,486,345.64	2.16%	1,392	2.03%
Arkansas	15,813,138.14	1.25%	796	1.16%
California	81,174,186.86	6.39%	4,515	6.59%
Colorado	23,576,827.19	1.86%	1,280	1.87%
Connecticut	8,310,873.43	0.65%	515	0.75%
Delaware	4,092,025.12	0.32%	263	0.38%
District of Columbia	2,480,233.04	0.20%	132	0.19%
Florida	91,948,305.59	7.24%	5,314	7.76%
Georgia	54,716,435.82	4.31%	2,645	3.86%
Hawaii	3,404,813.87	0.27%	179	0.26%
Idaho	2,486,234.35	0.20%	131	0.19%
Illinois	50,160,641.06	3.95%	2,827	4.13%
Indiana	29,442,796.36	2.32%	1,695	2.47%
Iowa	6,453,786.78	0.51%	381	0.56%
Kansas	5,271,291.04	0.42%	297	0.43%
Kentucky	23,231,109.82	1.83%	1,289	1.88%
Louisiana	36,923,596.41	2.91%	1,646	2.40%
Maine	4,488,753.51	0.35%	292	0.43%
Maryland	31,500,555.42	2.48%	1,740	2.54%
Massachusetts	20,759,610.65	1.63%	1,276	1.86%
Michigan	25,541,526.09	2.01%	1,762	2.57%
Minnesota	10,425,668.22	0.82%	613	0.89%
Mississippi	21,674,443.81	1.71%	1,001	1.46%
Missouri	25,175,745.80	1.98%	1,471	2.15%
Montana	3,352,883.10	0.26%	165	0.24%
Nebraska	3,174,305.41	0.25%	205	0.30%
Nevada	9,481,892.44	0.75%	438	0.64%
New Hampshire	4,646,669.69	0.37%	292	0.43%
New Jersey	21,729,469.97	1.71%	1,347	1.97%
New Mexico	20,464,645.28	1.61%	910	1.33%
New York	42,031,137.77	3.31%	2,475	3.61%
North Carolina	40,209,584.77	3.17%	2,187	3.19%
North Dakota	2,607,708.06	0.21%	113	0.16%
Ohio	48,127,742.80	3.79%	3,067	4.48%
Oklahoma	18,533,870.26	1.46%	963	1.41%
Oregon	7,160,135.49	0.56%	409	0.60%
Pennsylvania	52,533,985.61	4.14%	3,296	4.81%
Rhode Island	2,170,875.80	0.17%	149	0.22%
South Carolina	18,617,305.51	1.47%	1,029	1.50%
Tennessee	30,847,726.84	2.43%	1,573	2.30%
Texas	226,489,579.33	17.83%	10,512	15.34%
Utah	6,331,081.40	0.50%	293	0.43%
Vermont	2,202,439.59	0.17%	118	0.17%
Virginia	26,533,304.86	2.09%	1,452	2.12%
Washington	16,294,781.11	1.28%	922	1.35%
West Virginia	13,179,881.87	1.04%	660	0.96%
Wisconsin	17,355,140.18	1.37%	1,017	1.48%
Wyoming	3,065,572.91	0.24%	136	0.20%

Other (3)	174,358.35	0.01%	17	0.02%

TOTAL	$1,269,999,868.99	100.00%	68,518	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-3

Final Pool as of the Cutoff Date

8/5/2015

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	25.19%
	100-109	22.75%
	110-119	24.10%
	120-129	18.13%
	130-139	8.46%
	140-149	1.23%
	150 and greater	0.15%

Weighted Average Wholesale LTV	110%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-3

Final Pool as of the Cutoff Date

8/5/2015

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Buick(3)	$36,094,675.64	2.84%	1,632	2.38%
Cadillac(3)	32,326,298.30	2.55%	1,274	1.86%
Chevrolet(3)	472,110,880.08	37.17%	22,239	32.46%
Chrysler	32,714,440.17	2.58%	2,145	3.13%
Dodge	87,368,028.71	6.88%	4,910	7.17%
Ford	106,372,745.36	8.38%	6,251	9.12%
GMC(3)	71,663,517.48	5.64%	2,754	4.02%
Honda	32,211,290.72	2.54%	2,071	3.02%
Hyundai	49,446,261.28	3.89%	3,246	4.74%
Jeep	37,724,634.53	2.97%	2,127	3.10%
Kia	60,634,125.22	4.77%	3,856	5.63%
Mercedes	15,345,962.51	1.21%	718	1.05%
Mitsubishi	14,546,582.03	1.15%	951	1.39%
Nissan	83,465,904.42	6.57%	5,175	7.55%
Toyota	50,931,973.24	4.01%	3,183	4.65%
Volkswagen	14,647,650.51	1.15%	1,013	1.48%
Other (4)	72,394,898.79	5.70%	4,973	7.26%

Total	$1,269,999,868.99	100.00%	68,518	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $386,714,913.81, or approximately 30% of the total pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$4,491,965.76	0.35%	255	0.37%
Full-Size Van/Truck	215,441,410.32	16.96%	8,211	11.98%
Full-Size SUV	75,626,090.30	5.95%	2,984	4.36%
Mid-Size Car	327,987,278.22	25.83%	19,112	27.89%
Mid-Size SUV	296,449,527.04	23.34%	15,835	23.11%
Economy/Compact Car	230,045,024.94	18.11%	15,093	22.03%
Compact Van/Truck	43,178,070.49	3.40%	2,801	4.09%
Sports Car	76,445,111.12	6.02%	4,213	6.15%
Segment Unavailable (4)	335,390.80	0.03%	14	0.02%

Total	$1,269,999,868.99	100.00%	68,518	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-3

Final Pool as of the Cutoff Date

8/5/2015

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,118,879,734.47	88.10%	53,962	78.76%
1	55,116,282.11	4.34%	3,292	4.80%
2+	96,003,852.41	7.56%	11,264	16.44%

Total	$1,269,999,868.99	100.00%	68,518	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,218,985,797.51	95.98%	62,604	91.37%
1	16,860,869.17	1.33%	1,899	2.77%
2+	34,153,202.31	2.69%	4,015	5.86%

Total	$1,269,999,868.99	100.00%	68,518	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
0	$1,262,115,765.61	99.38%	67,535	98.57%
1	5,662,655.35	0.45%	699	1.02%
2+	2,221,448.03	0.17%	284	0.41%

Total	$1,269,999,868.99	100.00%	68,518	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.